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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

     We hereby consent to the use in this Registration Statement of Brake Headquarters U.S.A., Inc. on Form S-1 of our report dated April 8, 1996, appearing in the Annual Report on Form 10-K of Brake Headquarters U.S.A., Inc. for the year ended December 31, 1995 and to the reference to us under the heading "Experts" contained in such Registration Statement.

                                             DELOITTE & TOUCHE LLP

Stamford, Connecticut
October 4, 1996